SUPPLEMENT TO THE
                          LIFE SERIES FUNDS PROSPECTUS
                              dated April 23, 2002
                                 relating to the
                               FOCUSED EQUITY FUND



1. In the Fund Overview Section on page 18, the first sentence in the first paragraph under the heading "Principal Investment Strategies" is replaced with the following:


                  The Fund normally invests in the common stocks and other equity securities of 40 to 50 large-capitalization U.S. companies.

2. In the Fund In Detail Section on page 21, the first sentence in the first paragraph under the heading "Principal Investment Strategies" is replaced with the following:


                  The Fund normally invests in the common stocks and other equity securities of 40 to 50 large-capitalization U.S. companies.

3. In the Fund Management Section on page 66, the second full paragraph is replaced with the following:


                  The Focused Equity Fund is managed by Matthew E. Megargel, Certified Financial Analyst and Senior Vice President. Mr. Megargel joined WMC in 1983 as a Global Industry Analyst and began managing portfolios in 1990.



This Supplement is dated August 21, 2002.

                                SUPPLEMENT TO THE
                          LIFE SERIES FUNDS PROSPECTUS
                              dated April 23, 2002
                                 relating to the
                              UTILITIES INCOME FUND


         The Board of Trustees ("Board") of the Life Series Fund recently approved certain changes relating to the Life Series Utilities Income Fund ("Fund"), subject to the approval of shareholders at a meeting that is presently scheduled for October 15, 2002 and the approval of the New York Insurance Department. If such approvals are obtained, (1) the Fund will be renamed the First Investors Life Series Value Fund, (2) the Fund's investment objective will be total return, and (3) the Fund will no longer concentrate its investments in securities of utilities companies. The Fund will invest primarily in income-producing securities of companies in many industries that the Fund's investment adviser believes are undervalued based upon fundamental research. If the necessary approvals are obtained, the changes will become effective on or about December 31, 2002.

This Supplement is dated August 20, 2002.

                                SUPPLEMENT TO THE
                                LIFE SERIES FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 23, 2002
                                 RELATING TO THE
                              UTILITIES INCOME FUND



    The Board of Trustees ("Board") of the Life Series Fund recently approved certain changes to the Life Series Utilities Income Fund ("Fund"). The changes will not take effect unless they are approved by Fund shareholders at a meeting presently scheduled for October 31, 2002 and by the New York Department of Insurance. If these approvals are obtained, the changes become effective December 31, 2002.

    First, the Board approved elimination of the Fund's policy that the Fund will not purchase securities of other investment companies.

    Second, the Board approved elimination of the Fund's policy that Fund will not purchase or retain securities of (i) an issuer whose officers, directors or security-holders are common with the investment adviser's or the Trust's, or
(ii) an issuer that the officers, directors and Trustees of the Trust or the investment adviser together own more than 5% of its securities.

    Third, the Board approved the elimination of the Fund's policy that prohibits the Fund from buying or selling puts, calls, straddles or spreads. In addition, the Board approved a non-fundamental policy that provides for the Fund to write covered call options.

    Fourth, the Board approved modification of the Fund's policy on investing in real estate and commodities.





THIS SUPPLEMENT IS DATED AUGUST 20, 2002.